Equity One, Inc.

Supplemental Information Package

 September 30, 2004

Equity One, Inc.
1696 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664 Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION

September 30, 2004
(unaudited)

EQUITY ONE, INC. AND SUBSIDIARIES
DISCLOSURES
for the periods ended September 30, 2004 and 2003

Forward Looking Statements
Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Texas, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation
The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company 's Form 10-K for the year ended December 31, 2003 and Form 10-Q for the quarter ended September 30, 2004 should be read in conjunction with the above information. On February 12, 2003, Equity One and IRT Property Company completed a statutory merger. The transaction has been accounted for as a purchase and the results of Equity One include the activity of the former IRT Property Company since February 12, 2003. Also, the results of operations of any property acquired are included in our financial statements since the date of its acquisition.

Use of EBITDA as a Non-GAAP Financial Measure
EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impariment of real estate. Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity. Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA. Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure
We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicity assumes that the value of real estate assets diminishes predictably over time.Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves." FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the clearer presentation of comparable period operating results generated from our FFO measure. Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs. FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cashflow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

Page 3

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY OPERATING INFORMATION
for the periods ended September 30, 2004 and 2003
(in thousands, except per share data)

	Three months ended		Nine months ended
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003

Total dividends paid per share	$0.28	$0.28	$0.84	$0.82

Funds from operations per share (FFO)	$0.39	$0.37	$1.16	$1.08
Dividend / FFO payout ratio	71.8%	75.7%	72.4%	75.9%
FFO multiple (annualized if < 12 months)	12.6	11.5	12.7	11.8

Funds available for distribution per share (FAD)	$0.31	$0.29	$0.96	$0.84
Dividend / FAD payout ratio	90.3%	96.6%	87.5%	97.6%
FAD multiple (annualized if < 12 months)	15.8	14.7	15.3	15.2

Income before minority interest	$30,940	$17,476	70,117	46,551
Income from discontinued operations	(12,282)	(2,676)	(16,912)	(7,397)
Loss on extinguishment of debt	-	-	-	513
Interest expense	12,172	9,920	34,156	27,819
Amortization of deferred financing fees	379	230	990	764
Rental property depreciation and amortization,
excluding discontinued operations	9,005	7,231	25,934	18,654
Pro-rata share from unconsolidated joint ventures
Depreciation and amortization	65	83	197	383
Interest expense	140	189	417	889
EBITDA	$40,419	$32,453	$114,899	$88,176

Interest expense, including joint venture interest	$12,312	$10,109	$34,573	$28,708

EBITDA : interest coverage ratio	3.3	3.2	3.3	3.1

EBITDA margin (EBITDA/total rental revenue)	69.4%	67.5%	68.6%	68.0%

Net operating income (NOI) from continuing operations
Total rental revenue	$58,208	$48,067	$167,237	$129,673
Property operating expenses (1)	15,656	13,263	43,880	35,911
Net operating income	$42,552	$34,804	$123,357	$93,762

NOI margin (NOI/total rental revenue)	73.1%	72.4%	73.8%	72.3%

(1)net of intercompany expenses.

Same property NOI (2)
Total rental revenue	$45,029	$43,554	$68,478	$66,535
Property operating expenses	12,968	12,471	20,652	20,232
Net operating income	$32,061	$31,083	$47,826	$46,303

Growth in same property NOI	3.1%		3.3%
Growth in same property NOI, excluding termination fees	3.3%		3.5%

Same property occupancy	93.3%	92.3%	95.1%	93.9%

(2) Includes only those properties operated in the current and prior periods; excludes the effects of straight line rent, and prior year expense recoveries and adjustments.

General & administrative expenses	$3,722	$2,737	$10,980	$7,936
as % of total revenues	6.25%	5.68%	6.49%	6.07%
as % of total assets (annualized)	0.79%	0.74%	0.78%	1.47%

Page 4

EQUITY ONE, INC. AND SUBSIDIARIES
SUMMARY BALANCE SHEET INFORMATION
as of September 30, 2004 and December 31, 2003
(in thousands, except per share data)

	September 30, 2004	December 31, 2003

Closing market price	$19.62	$16.88
Dividend yield (based on current annualized dividend)	5.71%	6.64%

Net Book value per share (fully diluted, end of period)	$12.35	$11.77

Liquidity
Cash and cash equivalents	$1,988	$966
Cash held in escrow	$8,734	$-
Revolving credit facilities
Gross available under current credit facilities	345,000	345,000
less: Outstanding balance	(64,000)	(162,000)
Holdback for letters of credit	(1,378)	(1,378)
Net available under credit facilities	$279,622	$181,622

Equity market capitalization (end of period)
Common stock shares (in thousands)
Basic common stock shares	72,069.799	68,704.279
Diluted common shares
Unvested restricted common shares	700.632	649.133
Walden Woods shares (downREIT)	93.656	93.656
IRT Partners operating partnership units	-	734.266
Common stock options (treasury method, closing price)	383.661	370.164
Fully diluted common stock shares	73,247.748	70,551.498

Total debt (excluding unamortized premium/discount)	$894,739	$771,103
Cash and cash equivalents, cash held in escrow	(10,722)	(966)
Net debt	884,017	770,137
Equity market capitalization (fully diluted, end of period)	1,437,121	1,190,909
Total market capitalization	$2,321,138	$1,961,046

Net debt to total market capitalization	38.1%	39.3%

Gross real estate and securities investments	$1,864,072	$1,683,705

Net debt to gross real estate and securities investments	47.4%	45.7%

Fixed rate debt	$730,739	$609,103
Fixed rate debt - swapped to variable rate	100,000	-
Variable rate debt - swapped to fixed rate	-	70,000
Variable rate debt - unhedged	64,000	92,000
Total debt (excluding unamortized premium/discount)	$894,739	$771,103

% Fixed rate debt	81.67%	78.99%
% Fixed rate debt - swapped to variable rate	11.18%	-%
% Variable rate debt - swapped to fixed rate	-%	9.08%
% Variable rate debt - unhedged	7.15%	11.93%

% Variable rate debt - Total	18.33%	11.93%

Weighted-average interest rate on mortgage debt	7.22%	7.45%
Weighted-average interest rate on senior unsecured notes	5.14%	7.55%
Weighted-average interest rate on revolving credit facilities	2.13%	2.06%

Page 5

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
for the periods ended September 30, 2004 and 2003
(in thousands, except per share data)

	Three months ended		Nine months ended
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003

Rental revenue:
Minimum rents	$44,851	$37,217	$129,034	$99,305
Expense recoveries	12,865	10,243	35,686	27,902
Termination fees	210	300	618	787
Percentage rent payments	282	307	1,899	1,679
Total rental revenue	58,208	48,067	167,237	129,673

Costs and expenses:
Property operating expenses	15,656	13,263	43,880	35,911
Rental property depreciation and amortization	9,005	7,231	25,934	18,654
General and administrative expenses	3,722	2,737	10,980	7,936
Total costs and expenses	28,383	23,231	80,794	62,501
Income before other income and expenses,
discontinued operations and minority interest	29,825	24,836	86,443	67,172
Other income and expenses:
Interest expense	(12,172)	(9,920)	(34,156)	(27,819)
Amortization of deferred financing fees	(379)	(230)	(990)	(764)
Investment income	1,210	66	1,612	940
Other income	174	48	296	138
Loss on extinguishment of debt	-	-	-	(513)
Income before discontinued operations and
minority interest	18,658	14,800	53,205	39,154

Discontinued operations:
Income from operations of sold properties	67	1,467	3,145	4,314
Gain on disposal of income producing properties	12,215	1,209	13,767	3,083
Income from discontinued operations	12,282	2,676	16,912	7,397

Income before minority interest	30,940	17,476	70,117	46,551
Minority interest	(239)	(227)	(642)	(606)

Net income	$30,701	$17,249	$69,475	$45,945

Basic earnings per share
Income before discontinued operations	$0.26	$0.23	$0.76	$0.67
Income from discontinued operations	0.17	0.04	0.24	0.13
Net income	$0.43	$0.27	$1.00	$0.80

Diluted earnings per share
Income before discontinued operations	$0.26	$0.23	$0.74	$0.66
Income from discontinued operations	0.17	0.04	0.24	0.13
Net income	$0.43	$0.27	$0.98	$0.79

Weighted average shares outstanding
Basic	70,626	63,777	69,820	57,348
Diluted	72,327	65,523	71,525	58,977

Page 6

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended September 30, 2004
(in thousands, except per share data)

	Three months ended			Nine months ended
	September 30, 2004			September 30, 2004
	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental revenue:
Minimum rents	$44,851	$1,401	$46,252	$129,034	$5,417	$134,451
Expense recoveries	12,865	313	13,178	35,686	1,068	36,754
Termination fees	210	24	234	618	818	1,436
Percentage rent payments	282	27	309	1,899	247	2,146
Total rental revenue	58,208	1,765	59,973	167,237	7,550	174,787

Costs and expenses:
Property operating expenses	15,656	1,124	16,780	43,880	2,658	46,538
Rental property depreciation and amortization	9,005	271	9,276	25,934	864	26,798
General and administrative expenses	3,722	-	3,722	10,980	-	10,980
Total costs and expenses	28,383	1,395	29,778	80,794	3,522	84,316

Income before other income and expenses, discontinued
operations and minority interest	29,825	370	30,195	86,443	4,028	90,471
Other income and expenses:
Interest expense	(12,172)	(243)	(12,415)	(34,156)	(735)	(34,891)
Amortization of deferred financing fees	(379)	(30)	(409)	(990)	(89)	(1,079)
Investment income	1,210	-	1,210	1,612	-	1,612
Other income	174	-	174	296	-	296
Equity in (loss) income of joint ventures	-	(30)	(30)	-	(59)	(59)
Income before discontinued operations and			-
minority interest	18,658	67	18,725	53,205	(3,145)	56,350

Discontinued operations:
Income from operations of sold properties	67	(67)	-	3,145	(3,145)	-
Gain on disposal of income producing properties	12,215	-	12,215	13,767	-	13,767
Total income from discontinued operations	12,282	(67)	12,215	16,912	(3,145)	13,767

Income before minority interest	30,940	-	30,940	70,117	-	70,117
Minority interest	(239)	-	(239)	(642)	-	(642)

Net income	$30,701	$-	$30,701	$69,475	$-	$69,475

Note: The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

Page 7

EQUITY ONE, INC. AND SUBSIDIARIES
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
for the periods ended September 30, 2004
(in thousands, except per share data)

	Three months ended			Nine months ended
	September 30, 2003			September 30, 2003
	As	Discontinued	Pre SFAS	As	Discontinued	Pre SFAS
	Reported	Operations	No. 144	Reported	Operations	No. 144

Rental revenue:
Minimum rents	$37,217	$2,537	$39,754	$99,305	$7,289	$106,594
Expense recoveries	10,243	477	10,720	27,902	1,413	29,315
Termination fees	300	4	304	787	14	801
Percentage rent payments	307	17	324	1,679	121	1,800
Total rental revenue	48,067	3,035	51,102	129,673	8,837	138,510

Costs and expenses:
Property operating expenses	13,263	939	14,202	35,911	2,672	38,583
Rental property depreciation and amortization	7,231	343	7,574	18,654	1,052	19,706
General and administrative expenses	2,737	-	2,737	7,936	-	7,936
Total costs and expenses	23,231	1,282	24,513	62,501	3,724	66,225

Income before other income and expenses, discontinued
operations and minority interest	24,836	1,753	26,589	67,172	5,113	72,285
Other income and expenses:
Interest expense	(9,920)	(378)	(10,298)	(27,819)	(1,107)	(28,926)
Amortization of deferred financing fees	(230)	(29)	(259)	(764)	(90)	(854)
Investment income	66	-	66	940	-	940
Other income	48	-	48	138	-	138
Equity in (loss) income of joint ventures	-	121	121	-	508	508
Loss on extinguishment of debt	-	-	-	(513)	(110)	(623)
Income before discontinued operations and
minority interest	14,800	1,467	16,267	39,154	4,314	43,468

Discontinued operations:
Income from operations of sold properties	1,467	(1,467)	-	4,314	(4,314)	-
Gain on disposal of income producing properties	1,209	-	1,209	3,083	-	3,083
Total income from discontinued operations	2,676	(1,467)	1,209	7,397	(4,314)	3,083

Income before minority interest	17,476	-	17,476	46,551	-	46,551
Minority interest	(227)	-	(227)	(606)	-	(606)

Net income	$17,249	$-	$17,249	$45,945	$-	$45,945

Note: The Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144"), effective January 1, 2002. This standard requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents the results as reported pursuant to SFAS No. 144, results of the assets sold or held for sale and the results before the impact of SFAS No. 144.

Page 8

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
for the periods ended September 30, 2004 and 2003
(in thousands, except per share data)

	Three months ended		Nine months ended
	September 30, 2004	September 30, 2003	September 30, 2004	September 30, 2003
Funds from Operations

Net income	$30,701	$17,249	$69,475	$45,945
Adjustments:
Rental property depreciation and amortization,
including discontinued operations	9,276	7,574	26,798	19,706
Gain on disposal of income producing properties	(12,215)	(1,209)	(13,767)	(3,083)
Minority interest	223	227	596	606
Other items:
Interest on convertible partnership units	-	-	-	43
Pro-rata share of real estate depreciation
from joint ventures	65	83	197	383

Funds from operations	$28,050	$23,924	$83,299	$63,600
Increase	17.2%		31.0%

Earnings per diluted share*	$0.43	$0.27	$0.98	$0.79
Adjustments:
Rental property depreciation and amortization,
including discontinued operations	0.13	0.12	0.37	0.33
Gain on disposal of income producing properties	(0.17)	(0.02)	(0.19)	(0.05)
Other items:
Pro-rata share of real estate depreciation
from joint ventures	0.00	0.00	0.00	0.01

Funds from operations per diluted share	$0.39	$0.37	$1.16	$1.08
Increase	5.4%		7.4%

*Earnings per diluted share reflect the add-back of interest on convertible partnership units and of those minority interests which are convertible to shares of our common stock.

Funds Available for Distribution

Funds from operations	$28,050	$23,924	$83,299	$63,600
Adjust for certain non-cash items:
Amortization of deferred financing fees	409	259	1,079	854
Amortization of restricted stock	1,368	762	3,800	1,851
Straight line rents	(1,100)	(402)	(2,715)	(1,212)
Capitalized interest	(676)	(715)	(2,208)	(1,982)
Amortization of debt premium/discount	(1,230)	(1,099)	(3,693)	(2,465)
Total adjusted for certain non-cash items	(1,229)	(1,195)	(3,737)	(2,954)

Adjust for recurring capital expenditures:
Tenant improvements	(295)	(372)	(934)	(707)
Leasing commissions and costs	(871)	(897)	(2,007)	(1,428)
Other capital expenditures	(405)	(626)	(931)	(933)
Total recurring capital expenditures	(1,571)	(1,895)	(3,872)	(3,068)

Funds available for distribution before debt payments	$25,250	$20,834	$75,690	$57,578

Scheduled debt payments	(2,514)	(2,056)	(7,207)	(8,249)

Funds available for distribution	$22,736	$18,778	$68,483	$49,329
Increase	21.1%		38.8%

Funds available for distribution per diluted share	$0.31	$0.29	$0.96	$0.84
Increase	6.9%		14.3%

Cash Dividends	$20,272	$18,159	$59,627	$51,373

Weighted average diluted shares	72,327	65,523	71,525	58,977

Page 9

EQUITY ONE, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
as of September 30, 2004 and December 31, 2003
(in thousands, except per share data)

	Sep 30, 2004	Dec 31, 2003
Assets
Properties
Income producing	$1,777,783	$1,594,579
Less: accumulated depreciation	(86,871)	(66,406)
Rental property	1,690,912	1,528,173
Construction in progress and land held for development	44,652	74,686
Property held for sale	12,232	14,440
Properties, net	1,747,796	1,617,299

Cash and cash equivalents	1,988	966
Cash held in escrow	8,734	-
Accounts and other receivables, net	12,135	13,492
Securities available for sale	29,405	-
Investments in joint ventures	2,803	2,861
Goodwill	14,184	14,014
Other assets	58,211	28,754

Total	$1,875,256	$1,677,386

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$480,739	$459,103
Unsecured revolving credit facilities	64,000	162,000
Unsecured senior notes payable	350,000	150,000
Total debt	894,739	771,103
Unamortized premium/discount on notes payable	20,354	24,218
Total notes payable	915,093	795,321

Accounts payable and accrued expenses	42,564	25,211
Tenant security deposits	8,324	7,706
Other liabilities	3,633	5,924
Total liabilities	969,614	834,162

Minority interest	1,388	12,672

Stockholders' equity
Common stock	728	694
Additional paid-in capital	903,569	843,678
Retained earnings	10,429	-
Accumulated other comprehensive income (loss)	2,104	(122)
Unamortized restricted stock compensation	(11,988)	(10,091)
Notes receivable from issuance of common stock	(588)	(3,607)
Total stockholders' equity	904,254	830,552

Total	$1,875,256	$1,677,386

Page 10

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of September 30, 2004
(in thousands)

	Maturity		Sep 30, 2004	Dec 31, 2003
Property	date	Rate (1)	balance	balance

Fixed rate mortgage debt
Middle Beach (2)	10/01/04	7.375%	$-	$2,808
Lantana Village	02/15/05	6.950%	3,552	3,669
Woodruff	05/10/05	7.580%	3,001	3,096
Elmwood Oaks	06/01/05	8.375%	7,500	7,500
Benchmark Crossing	08/01/05	9.250%	3,248	3,313
Sterling Plaza	09/01/05	8.750%	3,901	3,982
Townsend Square	10/01/05	8.500%	4,789	4,848
Green Oaks	11/01/05	8.375%	2,959	3,022
Melbourne Plaza	11/01/05	8.375%	1,710	1,747
Walden Woods	08/01/06	7.875%	2,302	2,387
Big Curve	10/01/06	9.190%	5,343	5,437
Highland Square	12/01/06	8.870%	3,976	4,047
Park Northern	12/01/06	8.370%	2,209	2,284
Crossroads Square	12/01/06	8.440%	12,372	12,510
Rosemeade	12/01/07	8.295%	3,127	3,179
Colony Plaza	01/01/08	7.540%	2,986	3,015
Parkwood	01/01/08	7.280%	6,132	6,196
Richwood	01/01/08	7.280%	3,159	3,192
Commonwealth	02/15/08	7.000%	2,667	2,754
Mariners Crossing	03/01/08	7.080%	3,345	3,380
Pine Island/Ridge Plaza	07/01/08	6.910%	24,676	24,938
Forestwood	01/01/09	5.070%	7,168	7,286
Shoppes of North Port	02/08/09	6.650%	4,034	4,108
Prosperity Centre	03/01/09	7.875%	6,117	6,390
North Village Center (3)	03/15/09	8.130%	-	1,463
Shoppes of Ibis	09/01/09	6.730%	5,733	5,865
Tamarac Town Square	10/01/09	9.190%	6,144	6,206
Park Promenade	02/01/10	8.100%	6,258	6,302
Skipper Palms	03/01/10	8.625%	3,535	3,556
Jonathan's Landing	05/01/10	8.050%	2,877	2,901
Bluff's Square	06/01/10	8.740%	10,027	10,086
Kirkman Shoppes	06/01/10	8.740%	9,469	9,524
Ross Plaza	06/01/10	8.740%	6,604	6,642
Boynton Plaza	07/01/10	8.030%	7,442	7,494
Pointe Royale	07/15/10	7.950%	4,348	4,533
Westgate	07/31/10	4.880%	29,739	-
Plymouth Park East 1 (4)	08/01/10	8.250%	-	150
Plymouth Park East 2 (4)	08/01/10	8.250%	-	451
Plymouth Park North (4)	08/01/10	8.250%	-	8,043
Plymouth Park South (4)	08/01/10	8.250%	-	601
Plymouth Park Story North (4)	08/01/10	8.250%	-	370
Plymouth Park West (4)	08/01/10	8.250%	-	2,404

Page 11

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of September 30, 2004
(in thousands)

	Maturity		Sep 30, 2004	Dec 31, 2003
Property	date	Rate (1)	balance	balance

Shops at Skylake	08/01/10	7.650%	$14,359	$14,628
Parkwest Crossing	09/01/10	8.100%	4,696	4,728
Spalding Village	09/01/10	8.190%	10,310	10,537
Minyards	11/01/10	8.320%	2,483	2,511
Charlotte Square	02/01/11	9.190%	3,567	3,614
Forest Village	04/01/11	7.270%	4,453	4,488
Boca Village	05/01/11	7.200%	8,234	8,298
MacLand Pointe	05/01/11	7.250%	5,814	5,859
Pine Ridge Square	05/01/11	7.020%	7,294	7,354
Sawgrass Promenade	05/01/11	7.200%	8,234	8,298
Presidential Markets	06/01/11	7.650%	27,229	27,420
Lake Mary	11/01/11	7.250%	24,348	24,529
Lake St. Charles	11/01/11	7.130%	3,844	3,873
Belfair Towne Village	12/01/11	7.320%	11,248	11,379
Marco Town Center	01/01/12	6.700%	8,618	8,731
Riverside Square	03/01/12	9.190%	7,616	7,694
Sparkleberry Square (5)	10/31/12	6.170%	6,687	-
Cashmere	11/01/12	5.880%	5,168	5,245
Eastwood	11/01/12	5.880%	6,158	6,250
Meadows	11/01/12	5.870%	6,471	6,568
Lutz Lake	12/01/12	6.280%	7,500	7,500
Summerlin Square	02/01/14	6.750%	3,693	3,898
Bird Ludlum	02/15/15	7.680%	9,846	10,296
Treasure Coast	04/01/15	8.000%	4,602	4,804
Shoppes of Silverlakes	07/01/15	7.750%	2,666	2,781
Grassland Crossing	12/01/16	7.870%	5,868	5,985
Mableton Crossing	08/15/18	6.850%	4,086	4,157
Sparkleberry Square (5)	06/30/20	6.750%	7,989	-
BridgeMill	05/05/21	7.940%	9,436	9,555
Chastain Square	02/28/24	6.500%	3,846	3,918
Daniel Village	02/28/24	6.500%	4,204	4,282
Douglas Commons	02/28/24	6.500%	5,009	5,102
Fairview Oaks	02/28/24	6.500%	4,740	4,829
Madison Centre	02/28/24	6.500%	3,846	3,918
Paulding Commons	02/28/24	6.500%	6,528	6,651
Siegen Village	02/28/24	6.500%	4,247	4,328
Wesley Chapel Crossing	02/28/24	6.500%	3,353	3,416

Total fixed rate mortgage debt (71 loans)	5.94 years	7.220%	$480,739	$459,103
Net interest premium/discount	(wtd-avg maturity)	(wtd-avg rate)	10,633	11,779
Total fixed rate mortgage debt (including net interest premium/discount)			$491,372	$470,882

Page 12

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of September 30, 2004
(in thousands)

	Maturity		Sep 30, 2004	Dec 31, 2003
Property	date	Rate (1)	balance	balance

Fixed rate unsecured senior notes payable
7.77% senior notes	04/01/06	7.770%	$50,000		$50,000
7.25% senior notes	08/15/07	7.250%	75,000		75,000
3.875% senior notes (6)	04/15/09	3.875%	200,000		-
7.84% senior notes	01/23/12	7.840%	25,000		25,000
Total fixed rate unsecured senior notes payable	3.99 years	5.144%	350,000		150,000
Net interest premium/discount		(wtd-avg rate )	9,721		12,439
Total fixed rate unsecured senior notes payable (including net interest premium/discount)			$359,721		$162,439

Total fixed rate debt			$830,739		$609,103
Net interest premium/discount			20,354		24,218
Total fixed rate debt (including net interest premium/discount)			$851,093		$633,321

Revolving credit facilities
$340MM Wells Fargo Unsecured	02/12/06	2.126%	64,000		162,000
$5MM City National Bank Unsecured	11/13/04	Libor + 2.25%	-		-

Total revolving credit facilities			$64,000		$162,000

Total debt			$894,739		$771,103
Net interest premium/discount			20,354		24,218
Total debt (including net interest premium/discount)			$915,093		$795,321

Senior Unsecured Debt Ratings
Moody's			Baa3 (Stable	)	Baa3 (Stable	)
S&P			BBB- (Stable	)	BBB- (Stable	)

Page 13

EQUITY ONE, INC. AND SUBSIDIARIES
DEBT SUMMARY
as of September 30, 2004
(in thousands)

	Secured Debt		Unsecured Debt
Maturity schedule	Scheduled	Balloon	Revolving	Senior
by year	amortization	payments (7)	Credit Facilities (7)	Notes	Total (7)

2004	$2,495	$-	$-	$-	$2,495
2005	10,039	30,093	-	-	40,132
2006	10,246	24,758	64,000	50,000	149,004
2007	10,356	2,864	-	75,000	88,220
2008	10,415	40,104	-	-	50,519
2009	10,063	24,332	-	200,000	234,395
2010	9,067	98,471	-	-	107,538
2011	7,230	93,433	-	-	100,663
2012	5,951	40,056	-	25,000	71,007
2013	5,526	-	-	-	5,526
Thereafter	36,446	8,794	-	-	45,240
Total	$117,834	$362,905	$64,000	$350,000	$894,739

(1)	The rate in effect on September 30, 2004.

(2)	This loan was repaid in September 2004.

(3)	This loan was repaid in January 2004.

(4)	The buyer assumed the notes on the sale of the property in September 2004.

(5)	The Sparkleberry property is encumbered by two separate mortgages.

(6)	The $100M of the outstanding balance has been swapped to a floating interest rate based on 6 month LIBOR in arrears, plus 0.4375%. The indicated rate and weighted average rate for the unsecured notes does not reflect this interest rate swap.

(7)	Represents the entire principal balance of a maturing loan on the maturity date. Credit facilities are shown as due on the initial maturity dates, though certain extension options are available.

Page 14

EQUITY ONE, INC. AND SUBSIDIARIES
PROPERTY STATUS REPORT
as of September 30, 2004

					Number of tenants		Supermarket anchor
Property	City	Year built/ renovated	Total square footage	Percent leased	leased	vacant	owned SF	shadow SF	name expiration date	Other anchor tenants	Average base per leased SF

ALABAMA (2)

Madison Centre	Madison	1997	64,837	100.0%	13	0	37,912		Publix	Rite Aid	$9.70
									(6/1/2017)

West Gate Plaza	Mobile	1974, 1995 / 1985	64,378	99.2%	8	1	44,000		Winn-Dixie	Rite Aid	7.13
									(7/19/2015)

TOTAL SHOPPING CENTERS ALABAMA (2)			129,215	99.6%	21	1	81,912	0			$8.43

ARIZONA (2)

Big Curve	Yuma	1969 / 1996	126,402	94.6%	31	2		60,000	Albertsons	Miller's Outpost	9.73

Park Northern	Phoenix	1982 / 1996	126,852	94.1%	22	3	51,511		Safeway	Bealls, Chuck E Cheese, Life Skills Center	6.81
									(5/31/2008)

TOTAL SHOPPING CENTERS ARIZONA (2)			253,254	94.4%	53	5	51,511	60,000			$8.27

FLORIDA (73)

North Florida (14)

Atlantic Village	Atlantic Beach	1984 / 1998	100,559	98.0%	25	1	39,795		Publix	JoAnn Fabrics, Dollar Tree	10.38
									(10/31/2008)

Beauclerc Village	Jacksonville	1962 / 1988	70,429	86.9%	10	1				Big Lots, Goodwill, Bealls Outlet	7.74

Commonwealth	Jacksonville	1984 / 1998	81,467	95.6%	15	1	48,997		Winn-Dixie/Save Rite		8.34
									(2/28/2018)

Forest Village	Tallahassee	2000	71,526	93.9%	14	3	37,866		Publix		10.47
									(4/30/2020)

Ft. Caroline	Jacksonville	1985 / 1995	74,546	80.7%	9	4	45,500		Winn-Dixie		7.40
									(5/31/2015)

**Losco	Jacksonville	2000	8,700	100.0%	7	0		45,820	Winn-Dixie		19.39

Mandarin Landing	Jacksonville	1976 / 2000	141,565	100.0%	38	0	34,400		Publix	Office Depot, CVS Pharmacy	9.43
									(2/14/2007)

Medical & Merchants	Jacksonville	1993	152,761	96.1%	15	4	55,999		Publix	Memorial Health Group, Blockbuster	11.83
									(2/10/2013)

Middle Beach	Panama City Beach	1994	69,277	98.3%	8	1	56,077		Publix	Movie Gallery	9.28
									(9/30/2014)

Monument Point	Jacksonville	1985 / 1997	75,128	100.0%	12	0	46,772		Winn-Dixie	CVS Pharmacy	6.70
									(3/27/2005)

Oak Hill	Jacksonville	1985 / 1997	78,492	100.0%	19	0	39,795		Publix	Walgreens*	6.96
									(3/11/2005)

Parkmore Plaza	Milton	1986	159,067	96.4%	10	3				Wal-Mart*(Bealls), Big Lots	4.40

Pensacola Plaza	Pensacola	1985	56,098	91.4%	2	1	42,848		FoodWorld		4.27
									(12/31/2009)

South Beach	Jacksonville Beach	1990, 1991	289,964	94.7%	44	8	29,000		Food Lion	Kmart, Stein Mart, Bealls	9.27
									(3/31/2010)

Central Florida (10)

Alafaya Commons	Orlando	1987	123,133	97.5%	28	2	54,230		Publix	Blockbuster	11.77
									(11/30/2007)

Conway Crossing	Orlando	2002	76,321	98.0%	18	1	44,271		Publix		11.56
									(4/30/2022)

Eastwood	Orlando	1997	69,037	100.0%	14	0	51,512		Publix		11.30
									(11/1/2017)

Hunters Creek	Orlando	1998	68,032	100.0%	9	0	51,255		Winn-Dixie		10.83
									(9/23/2018)

Kirkman Shoppes	Orlando	1973	88,820	98.6%	30	1				CVS Pharmacy	16.02

Lake Mary	Orlando	1988 / 2001	342,384	97.1%	64	24	63,139		Albertsons	Kmart, Euro Fitness, Sun Star Theatres	11.08
									(6/30/2012)

Park Promenade	Orlando	1987 / 2000	125,818	97.9%	26	1	55,000		Publix*	Orange County Library, Blockbuster, Goodwill	8.72
									(2/9/2007)

Town & Country	Kissimmee	1993	72,043	98.3%	13	1	52,883		Albertsons		6.82
									(10/31/2018)

Unigold	Winter Park	1987	117,527	89.9%	24	1	52,500		Winn-Dixie	Blockbuster	11.09
									(4/30/2007)

Walden Woods	Plant City, FL	1985 / 1998, 2003	72,950	100.0%	12	1				Walgreens, Dollar Tree, Aaron Rents, Dollar General	6.28

Florida West Coast (17)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	89.2%	16	8	52,610		Publix	CVS Pharmacy* (Bealls Outlet), West Marine	9.47
									(11/30/2021)

Carrollwood	Tampa	1970 / 2002	94,203	80.0%	26	10	27,887		Publix	CVS Pharmacy	11.09
									(11/30/2022)

Charlotte Square	Port Charlotte	1980	96,188	96.3%	24	3	44,024		Publix	Pet Supermarket	7.62
									(1/31/2011)

Chelsea Place	New Port Richey	1992	81,144	100.0%	18	0	48,890		Publix	CVS Pharmacy	11.07
									(5/27/2012)

Lake St. Charles	Tampa	1999	57,015	100.0%	8	0	46,295		Kash n' Karry		9.80
									(6/30/2019)

Lutz Lake	Lutz	2002	64,985	100.0%	15	0	44,270		Publix		13.75
									(5/31/2022)

Marco Town Center	Marco Island	2001	109,830	94.4%	39	6	27,887		Publix	West Marine	16.56
									(1/31/2018)

Mariners Crossing	Spring Hill	1989 / 1999	85,507	96.1%	13	2	48,315		Kash n' Karry		8.24
									(8/15/2020)

North River Village	Ellenton	1988, 1993	177,128	100.0%	16	0	42,112		Publix	Kmart, Walgreens* (Dollar Tree), Bealls Outlet	7.29
									(7/20/2008)

Pavilion	Naples	1982	168,005	91.5%	38	4	50,795		Publix	Pavillion 6 Theatre, Anthony's	14.12
									(2/28/2013)

Regency Crossing	Port Richey	1986 / 2001	85,864	85.3%	15	10	44,270		Publix		10.48
									(2/28/2011)

Ross Plaza	Tampa	1984 / 1996	85,359	80.0%	16	4				Ross Dress for Less	11.06

Seven Hills	Spring Hill	1991	64,590	97.7%	11	1	48,890		Publix		9.52
									(9/25/2011)

Shoppes of North Port	North Port	1991	84,705	100.0%	22	0	48,890		Publix	Bealls Outlet	9.61
									(12/11/2011)

Page 15

					Number of tenants		Supermarket anchor
Property	City	Year built/ renovated	Total square footage	Percent leased	leased	vacant	owned SF	shadow SF	name expiration date	Other anchor tenants	Average base per leased SF

Florida West Coast (continued)

Skipper Palms	Tampa	1984	88,000	92.9%	14	3	53,440		Winn-Dixie		$8.53
									(5/31/2016)

Summerlin Square	Fort Myers	1986 / 1998	109,156	92.4%	22	6	45,500		Winn-Dixie	CVS Pharmacy, West Marine	10.34
									(6/4/2006)

Venice Shopping Center	Venice	1968 / 2000	111,934	91.4%	13	2	44,271		Publix	Beall's Outlet, Dollar Tree, Wachovia Bank	5.06
									(12/31/2026)

Florida Treasure Coast (8)

Bluffs Square	Jupiter	1986	132,395	99.1%	46	2	39,795		Publix	Walgreens	12.00
									(10/22/2006)

Cashmere Corners	Port St. Lucie	2001	89,234	100.0%	18	0	59,448		Albertsons		8.11
									(4/30/2025)

Jonathan's Landing	Jupiter	1997	26,820	100.0%	12	0		53,850	Albertsons	Blockbuster	18.64

New Smyrna Beach	New Smyrna Beach	1987	118,451	96.5%	33	2	42,112		Publix	Walgreens* (Bealls Outlet), Bealls Home Outlet, Blockbuster	10.00
									(9/30/2007)

Old King Commons	Palm Coast	1988	84,759	100.0%	19	0				Wal-Mart* (Bealls Outlet)	8.02

Ryanwood	Vero Beach	1987	114,925	100.0%	32	0	39,795		Publix	Bealls Outlet, Books-A-Million	9.71
									(3/23/2017)

Salerno Village	Stuart	1987	79,903	90.9%	14	7	49,802		Winn-Dixie	CVS Pharmacy	10.23
									(3/23/2024)

Treasure Coast	Vero Beach	1983	133,781	94.5%	21	4	59,450		Winn-Dixie	TJ Maxx	8.68
									(4/12/2015)

South Florida / Atlantic Coast (24)

Bird Ludlum	Miami	1988 / 1998	192,282	97.9%	46	1	44,400		Winn-Dixie	CVS Pharmacy, Blockbuster, Goodwill	14.89
									(12/31/2007)

Boca Village	Boca Raton	1978	93,428	100.0%	22	0	36,000		Publix	CVS Pharmacy	15.35
									(3/31/2007)

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	100.0%	29	0	37,664		Publix	CVS Pharmacy, Hollywood Video	11.02
									(8/31/2008)

Countryside Shops	Cooper City	1986, 1988, 1991	179,561	97.7%	45	1	39,795		Publix	CVS Pharmacy, Stein Mart	12.39
									(12/4/2005)

Crossroads Square	Ft. Lauderdale	1973	270,206	97.3%	23	4				Lowe's, CVS Pharmacy, Goodyear	7.72

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	0				Jumbo Buffet	15.49

Greenwood	Palm Springs	1982, 1994	132,325	88.8%	29	6	50,032		Publix	Bealls Outlet, World Savings Bank	11.95
									(12/5/2014)

Lago Mar	Miami	1995	82,613	89.6%	19	3	42,323		Publix	Blockbuster	12.85
									(9/13/2015)

Lantana Village	Lantana	1976 / 1999	181,780	99.2%	24	2	39,473		Winn-Dixie	Kmart, Rite Aid* (Dollar Store), Hollywood Video	7.02
									(2/15/2011)

Meadows	Miami	1997	75,524	98.7%	20	1	47,955		Publix		12.49
									(7/9/2017)

Pine Island	Davie	1983 / 1999	254,907	98.8%	46	1	39,943		Publix	Home Depot Expo, Bealls Outlet	10.00
									(11/30/2013)

Pine Ridge Square	Coral Springs	1986 / 1998, 1999	117,399	98.7%	33	2	17,441		Fresh Market	Bed Bath & Beyond, Off Main Furniture, Blockbuster	13.30
									(6/30/2009)

Plaza Alegre	Miami	2003	91,611	97.4%	21	1	44,271		Publix	Goodwill, Blockbuster	14.76
									(3/14/2023)

Point Royale	Miami	1970 / 2000	209,863	93.2%	24	2	45,350		Winn-Dixie	Best Buy, CVS Pharmacy* (Anna's Linens)	6.47
									(2/18/2011)

Prosperity Centre	Palm Beach Gardens	1993	122,106	100.0%	9	0				Office Depot, Barnes & Noble, Bed Bath & Beyond, Carmine's, TJ Maxx	15.53

Ridge Plaza	Davie	1984 / 1999	155,204	94.7%	24	5		(see Pine Island)		AMC Theater, Kabooms, Wachovia* (United Collection), Uncle Funny's, Round Up	9.25

Riverside Square	Coral Springs	1987	107,941	98.6%	35	1	39,795		Publix	Tuesday Morning	13.90
									(2/18/2007)

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	91.1%	26	3	36,464		Publix	Walgreens, Blockbuster	10.78
									(12/15/2009)

Sheridan	Hollywood	1973 / 1991	455,843	96.3%	61	5	65,537		Publix	Ross, Bed Bath & Beyond, Office Depot, AMC Theater, CVS Pharmacy, Blockbuster	13.59
									(10/9/2011)

Shoppes of Ibis	West Palm Beach	1999	79,420	100.0%	18	0	51,420		Publix		12.66
									(4/30/2019)

Shoppes of Silverlakes	Pembroke Pines	1995, 1997	126,788	97.6%	38	2	47,813		Publix	Blockbuster	16.16
									(6/14/2015)

Shops at Skylake	North Miami Beach	1999-2003	219,199	99.5%	45	3	51,420		Publix	Goodwill, L.A. Fitness, Blockbuster	15.68
									(7/30/2019)

Tamarac Town Square	Tamarac	1987	127,635	87.3%	30	9	37,764		Publix		10.63
									(12/15/2014)

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	28	0	46,216		Winn-Dixie	Navarro Pharmacy	11.02
									(10/31/2016)

TOTAL SHOPPING CENTERS FLORIDA (73)			8,626,309	95.9%	1,683	185	2,767,663	99,670			$10.69

GEORGIA (23)

Atlanta (18)

BridgeMill	Canton	2000	89,102	95.3%	27	3	37,888		Publix		14.98
									(1/31/2020)

Butler Creek	Acworth	1990	95,597	96.0%	16	3	59,997		Kroger		10.46
									(6/30/2018)

Chastain Square	Atlanta	1981 / 2001	91,637	97.8%	27	1	37,366		Publix		16.21
									(5/31/2024)

Commerce Crossing	Commerce	1988	100,668	95.0%	9	1	32,000		Ingles	Wal-Mart*	4.09
									(9/26/2009)

Page 16

					Number of tenants		Supermarket anchor
Property	City	Year built/ renovated	Total square footage	Percent leased	leased	vacant	owned SF	shadow SF	name expiration date	Other anchor tenants	Average base per leased SF

Atlanta (continued)

Douglas Commons	Douglasville	1988	97,027	98.6%	17	1	59,431		Kroger		$9.95
									(8/31/2013)

Fairview Oaks	Ellenwood	1997	77,052	100.0%	13	0	54,498		Kroger	Blockbuster	11.23
									(9/30/2016)

Grassland Crossing	Alpharetta	1996	90,906	93.3%	11	3	70,086		Kroger		11.46
									(6/30/2016)

Hamilton Ridge	Buford	2002	89,496	96.4%	19	2	54,166		Kroger		12.92
									(11/30/2022)

Mableton Crossing	Mableton	1997	86,819	95.5%	15	1	63,419		Kroger		10.19
									(8/31/2017)

Macland Pointe	Marietta	1992, 1993	79,699	95.5%	16	1	55,999		Publix		9.71
									(12/29/2012)

Market Place	Norcross	1976	77,706	96.0%	20	3				Peachtree Cinema	9.39

Paulding Commons	Dallas	1991	192,391	98.3%	30	1	49,700		Kroger	Kmart	8.05
									(2/28/2011)

Powers Ferry Plaza	Marietta	1979, 1987 / 1998	86,473	86.1%	20	4				Micro Center	10.55

Presidential Markets	Snellville	1993-2000	396,408	99.0%	39	1	56,146		Publix	Bed Bath & Beyond, GAP, Shoe Carnival, Marshalls, Carmike Cinema, Office Depot	9.93
									(12/31/2019)

Shops of Huntcrest	Lawrenceville	2003	97,040	98.5%	25	1	54,340		Publix		13.41
									(1/31/2023)

Wesley Chapel Crossing	Decatur	1989	170,792	100.0%	25	0	32,000		Ingles	Wal-Mart, CVS Pharmacy	6.81
									(9/25/2009)

West Towne Square	Rome	1988	89,596	88.6%	15	3				Big Lots, Eckerd*	5.76

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	97.6%	26	1					17.49

Central Georgia (3)

Daniel Village	Augusta	1956 / 1997	171,932	93.5%	35	4	45,971		Bi-Lo	Eckerd, St. Joseph Home Health Care	8.02
									(3/25/2022)

Spalding Village	Griffin	1989	235,318	60.3%	22	6	59,431		Kroger	JC Penney, Blockbuster	7.70
									(5/31/2014)

Walton Plaza	Augusta	1990	43,460	100.0%	8	0	32,960		Harris Teeter* /Omni Fitness		9.53
									(4/1/2011)

South Georgia (2)

Colony Square	Fitzgerald	1987	50,000	83.6%	4	4	32,200		Food Lion		6.47
									(12/31/2007)

McAlpin Square	Savannah	1979	176,807	93.0%	24	3	43,600		Kroger	US Post Office, Big Lots, In Fashion Menswear Outlet	7.39
									(8/31/2015)

TOTAL SHOPPING CENTERS GEORGIA (23)			2,730,854	92.9%	463	47	931,198	0			$9.62

KENTUCKY (1)

Scottsville Square	Bowling Green	1986	38,450	67.6%	5	7				Hancock Fabrics, Zap Zone	6.24

TOTAL SHOPPING CENTERS KENTUCKY (1)			38,450	67.6%	5	7	0	0			$6.24

LOUISIANA (14)

Ambassador Row	Lafayette	1980, 1991	193,978	98.5%	23	2				Hobby Lobby*, Conn's Appliances, Big Lots, Chuck E Cheese	8.07

Bluebonnet Village	Baton Rouge	1983	90,215	98.4%	20	1	33,387		Matheme's		8.06
									(11/30/2010)

Boulevard	Lafayette	1976, 1994	68,012	64.1%	11	4				Piccadilly, Harbor Freight Tools	8.01

Country Club Plaza	Slidell	1982 / 1994	64,686	91.9%	9	2	33,387		Winn-Dixie	Dollar General	5.75
									(1/31/2008)

Crossing	Slidell	1988, 1993	113,989	97.4%	14	1	58,432		Save A Center	A-1 Home Appliance, Piccadilly	5.62
									(9/29/2009)

Elmwood Oaks	Harahan	1989	133,995	92.9%	7	2				Wal-Mart* (Academy Sports, Dollar Tree), Advance Auto* (Goodwill)	9.59

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	0				Academy Sports, JoAnn Fabrics	0.14

**Pinhook Plaza	Lafayette	1979, 1992	194,725	13.5%	13	18				Rite Aid	8.47

Plaza Acadienne	Eunice	1980	105,419	96.2%	7	1	28,092		Super 1 Store	Fred's, Howard Brothers*	3.52
									(6/30/2005)

Sherwood South	Baton Rouge	1972, 1988, 1992	77,107	97.7%	9	1	22,500		Piggly Wiggly*	Burke's Outlet, Harbor Freight Tools, Blockbuster	6.14
									(2/28/2007)

Siegen Village	Baton Rouge	1988	170,416	100.0%	20	0				Office Depot, Big Lots, Dollar Tree, Stage, Party City	8.41

Tarpon Heights	Galliano	1982	56,605	92.0%	8	2				CVS Pharmacy, Stage, Dollar General	4.74

Village at Northshore	Slidell	1988	144,638	100.0%	13	0				Marshalls, Dollar Tree, Kirschman's, Bed Bath & Beyond	8.49

Wal-Mart Mathews	Mathews	1985	54,223	100.0%	1	0				Wal-Mart	2.90

TOTAL SHOPPING CENTERS LOUISIANA (14)			1,668,593	86.5%	156	34	175,798	0			$6.17

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	7	0				Rite Aid, Big Lots	5.73

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	7	0	0	0			$5.73

Page 17

					Number of tenants		Supermarket anchor
Property	City	Year built/ renovated	Total square footage	Percent leased	leased	vacant	owned SF	shadow SF	name expiration date	Other anchor tenants	Average base per leased SF

NORTH CAROLINA (12)

Centre Pointe Plaza	Smithfield	1989	163,642	87.6%	17	3				Wal-Mart* (Belk's, Goody's), Dollar Tree	$5.35

Chestnut Square	Brevard	1985	39,640	87.9%	5	2	21,000		Food Lion*	Eckerd* (Dollar General)	6.26
									(9/28/2010)

Galleria	Wrightsville Beach	1986, 1990	92,114	97.8%	31	6	28,000		Harris Teeter	Eckerd	9.10
									(4/5/2006)

Parkwest Crossing	Durham	1990	85,602	100.0%	17	0	38,052		Food Lion		10.23
									(12/14/2010)

Plaza North	Hendersonville	1986	47,240	94.9%	7	2	25,590		Bi-Lo*	CVS Pharmacy	7.05
									(8/31/2006)

Providence Square	Charlotte	1973	85,930	82.1%	17	8	35,702		Harris Teeter*	Eckerd	8.10
									(4/30/2006)

Riverview Shopping Center	Durham	1973 / 1995	127,498	75.8%	8	3	53,538		Kroger	Upchurch Drugs, Riverview Furniture, Blockbuster	7.91
									(12/31/2014)

Salisbury Marketplace	Salisbury	1987	82,578	97.0%	17	1	37,308		Food Lion		9.26
									(2/11/2023)

Shelby Plaza	Shelby	1972	103,200	100.0%	8	0				Big Lots, Aaron Rents* (Hancock Fabrics)	3.15

Stanley Market Place	Stanley	1980, 1987	40,400	100.0%	3	0	28,400		Winn-Dixie	Family Dollar	5.47
									(10/31/2006)

Thomasville Commons	Thomasville	1991	148,754	99.2%	12	1	32,000		Ingles	Kmart, CVS Pharmacy	5.94
									(9/29/2012)

Willowdale Shopping Center	Durham	1986	121,376	94.9%	25	3	27,985		Harris Teeter	Carmike Cinemas, Eckerd* (Family Dollar)	9.04
									(5/14/2009)

TOTAL SHOPPING CENTERS NORTH CAROLINA (12)			1,137,974	92.5%	167	29	327,575	0			$7.16

SOUTH CAROLINA (8)

Belfair Towne Village	Bluffton	2000-2003	125,389	95.6%	27	2	55,696		Kroger	Blockbuster	14.00
									(10/31/2019)

Lancaster Plaza	Lancaster	1971 / 1990	77,400	91.5%	3	1	19,200		Bi-Lo		1.44
									(9/30/2010)

Lancaster Shopping Center	Lancaster	1963, 1987	29,047	17.2%	1	1					6.00

North Village Center	North Myrtle Beach	1984	60,356	96.8%	12	2	24,806		Bi-Lo	Dollar General, Gold's Gym	8.25
									(5/31/2009)

Sparkleberry Square	Columbia	1997 / 2004	339,051	92.7%	22	3	67,943		Kroger	Kohl's, Ross Dress for Less, Circuit City, Bed Bath & Beyond	11.05
									(8/31/2017)

Spring Valley	Columbia	1978 / 1997	75,415	93.6%	15	2	45,070		Bi-Lo	Eckerd	9.03
									(12/31/2017)

Windy Hill	North Myrtle Beach	1968 / 1988	64,465	100.0%	2	0				Rose's Store, Family Dollar Store	5.49

Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955		Publix	Blockbuster	10.03
									(8/6/2015)

TOTAL SHOPPING CENTERS SOUTH CAROLINA (8)			839,178	91.8%	91	12	260,670	0			$9.64

TENNESSEE (1)

Smyrna Village	Smyrna	1992	83,334	93.1%	9	3	59,214		Kroger		8.19
									(2/29/2012)

TOTAL SHOPPING CENTERS TENNESSEE (1)			83,334	93.1%	9	3	59,214	0			$8.19

TEXAS (30)

Houston (17)

Barker Cypress	Houston	1999	66,945	92.9%	13	4	41,320		H.E.B.		12.48
									(1/31/2014)

Beechcrest	Houston	1981 / 2001	90,647	100.0%	15	0	40,345		Randall's* (Viet Ho)	Walgreens*	9.00
									(6/24/2016)

Benchmark Crossing	Houston	1986	58,384	100.0%	5	0				Bally's Fitness	12.53

Bissonnet	Houston	1999	15,542	73.6%	7	1		63,000	Kroger	Blockbuster	16.32

Colony Plaza	Sugarland	1997	26,513	100.0%	15	0					18.57

Copperfield	Houston, TX	1994	132,960	96.5%	31	2				JoAnn Fabrics, Dollar Tree, 24 Hour Fitness	12.22

Forestwood	Houston	1993	88,760	100.0%	16	0	59,334		Kroger	Blockbuster	11.30
									(7/31/2013)

Grogan's Mill	The Woodlands	1986	118,493	97.4%	25	1	56,558		Randall's* (99¢ Store)	Petco. Blockbuster	12.14
									(6/24/2016)

Hedwig	Houston	1974	69,504	79.2%	12	2				Ross Dress for Less	15.04

Highland Square	Sugarland	1998	64,171	93.9%	25	3					17.52

Market at First Colony	Sugarland	1988	107,301	95.4%	33	2		62,000	Kroger	TJ Maxx, Eckerd	16.16

Mason Park	Katy	1998	160,047	73.8%	33	6		58,890	Kroger	Walgreens* (Eloise Collectibles), Palais Royal, Petco	12.15

Mission Bend	Houston	1980 / 1999	131,575	92.1%	25	2	46,112		Randall's	Remarkable Furniture	8.88
									(6/24/2016)

Spring Shadows	Houston	1999	106,995	94.7%	16	2	65,161		H.E.B.		9.56
									(4/30/2023)

Steeplechase	Jersey Village	1985	105,152	100.0%	25	0	56,208		Randall's		11.47
									(6/24/2016)

Wal-Mart Marble Falls	Marble Falls	1985	53,571	100.0%	1	0				Wal-Mart* (Sutherland Lumber)	3.27

Westgate	Houston	1996 / 1998	298,354	99.5%	24	1	75,154		H.E.B.	Kohl's, Oshman's Sporting Goods	11.68
									(12/31/2015)

Page 18

					Number of tenants		Supermarket anchor
Property	City	Year built/ renovated	Total square footage	Percent leased	leased	vacant	owned SF	shadow SF	name expiration date	Other anchor tenants	Average base per leased SF

Dallas (11)

Creekside	Arlington	1997 /1998	101,016	100.0%	17	0	60,932		Kroger	Hollywood Video	$12.04
									(11/30/2021)

Green Oaks	Arlington	1983	65,091	84.3%	27	7		58,000	Kroger		10.96

Melbourne Plaza	Hurst	1983	47,517	89.2%	15	3					11.38

Minyards	Garland	2000	65,295	100.0%	2	0	58,695		Minyards/Sack N Save		6.12
									(4/30/2020)

Parkwood	Plano	1985	81,590	97.2%	19	1		62,000	Albertsons	Planet Pizza	13.22

Richwood	Richardson	1984	54,871	88.3%	24	3		61,877	Albertsons	Blockbuster	12.94

Rosemeade	Carrollton	1986	51,231	57.5%	11	7				Blockbuster	12.79

Sterling Plaza	Irving	1989	65,765	100.0%	16	0				Bank One, Irving City Library, 99 cent Only Store	14.11

Townsend Square	Desoto	1990	146,953	83.9%	31	7		60,349	Albertsons	Bealls, Victory Gym, Dollar General	8.83

Village by the Park	Arlngton	1988	44,523	92.4%	9	1				Petco, Movie Trading	16.55

Village Center	Southlake	1996	118,092	94.8%	20	2	60,932		Kroger		12.73
									(10/31/2021)

San Antonio (2)

Blanco Village	San Antonio	2000	108,325	100.0%	16	0	74,627		H.E.B.		15.74
									(4/30/2015)

Wurzbach	San Antonio	1979	59,771	100.0%	3	0	52,957		Albertsons*		2.86
									(12/31/2004)

TOTAL SHOPPING CENTERS TEXAS (30)			2,704,954	93.4%	531	57	748,335	426,116			$11.71

VIRGINA (2)

Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	0	32,000		Ingles	Wal-Mart	5.89
									(9/25/2010)

Waterlick Plaza	Lynchburg	1973, 1988	98,694	93.8%	20	4	30,780		Kroger	CVS Pharmacy*, Dollar Tree	7.92
									(3/18/2008)

TOTAL SHOPPING CENTERS VIRGINIA (2)			225,535	97.3%	34	4	62,780	0			$6.75

TOTAL STABILIZED SHOPPING CENTERS (169)			18,504,507	93.8%	3,220	384	5,466,656	585,786			$9.91

DEVELOPMENTS & REDEVELOPMENTS (11)

Ambassador Row Courtyard	Lafayette, LA	1986, 1991	146,697	90.9%	19	5				Marshalls, Bed Bath & Body, Hancock Fabrics	9.25

Bandera Festival	San Antonio, TX	1989	195,438	77.0%	31	5				Bealls, CVS Pharmacy* (Scrapbook Heaven), Blockbuster, Dollar Tree, Big Lots	8.52

CVS Plaza	Miami, FL	2004	29,204	73.3%	5	4				CVS Pharmacy	14.87

**East Bay Plaza	Largo, FL	1985 / 1997	85,426	77.8%	21	2		53,000	Albertsons	Family Dollar, Hollywood Video, Harbor Freight Tools	9.53

Eustis Square	Eustis, FL	1983 / 1997	126,791	82.5%	17	11	15,872		Save-a-Lot	Walgreens* (Bealls Outlet), Accent Marketing Services	6.30
									(5/31/2013)

**Gulf Gate Plaza	Naples, FL	1969, 1974/ 2004 Redev.	204,551	73.1%	17	6				Bealls Outlet, JoAnn Fabrics, Dockside Improvement, Big Lots	6.80

Oakbrook Square	Palm Beach Gdns, FL	1974 / 2000, 2003 Redev.	212,074	89.1%	24	6	44,400		Publix	CVS Pharmacy, Duffy's, Stein Mart, Homegoods	13.29
									(10/31/2020)

Shops at St. Lucie	Port St. Lucie, FL	2004-2005 Development	4.0 acres

Venice Plaza	Venice, FL	1971/ 1979 / 1999	157,940	64.6%	13	4	42,582		Kash n' Karry	TJ Maxx, Blockbuster	5.29
									(9/30/2018)

Waterstone	Homestead, FL	2004-05 Development	12.0 acres

Westridge	McDonough, GA	2005-06 Development	13.5 acres

TOTAL DEVELOPMENTS & REDEVELOPMENTS (11)			1,158,121	79.2%	147	43	102,854	53,000			$8.94

TOTAL RETAIL PROPERTIES (180)			19,662,628	92.9%	3,367	427	5,569,510	638,786			$9.86

OTHER PROPERTIES (2)

4101 South I-85 Industrial	Charlotte, NC	1956, 1963	188,513	81.7%	3	6

Mandarin Mini-storage	Jacksonville, FL	1982	52,880	98.5%	526	8

GRAND TOTAL (182)			19,904,021	92.9%	3,896	441	5,569,510	638,786

Total square footage does not include shadow anchor square footage which is not owned or controlled by Equity One.
*Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**Indicates properties that were classified as held for sale as of September 30, 2004.

Page 19

EQUITY ONE, INC. AND SUBSIDIARIES
ANNUAL MINIMUM RENT BY STATE
as of September 30, 2004

State	Count	Total SF	# Leased	# Vacant	Leased %	AMR

Florida	79	9,442,295	1,780	218	94.1%	$ 94,155,180
Texas	31	2,900,392	562	62	92.3%	30,870,518
Georgia	23	2,730,854	463	47	92.9%	24,417,752
Louisiana	15	1,815,290	175	39	86.9%	10,133,415
North Carolina	12	1,137,974	167	29	92.5%	7,536,834
South Carolina	8	839,178	91	12	91.8%	7,432,730
Arizona	2	253,254	53	5	94.4%	1,977,221
Virginia	2	225,535	34	4	97.3%	1,480,350
Alabama	2	129,215	21	1	99.6%	1,084,558
Tennessee	1	83,334	9	3	93.1%	635,817
Mississippi	1	66,857	7	0	100.0%	383,004
Kentucky	1	38,450	5	7	67.6%	162,175

Total	177	19,662,628	3,367	427	92.9%	$ 180,269,554

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

Page 20

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the three months ended September 30, 2004

Renewals
			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

105	201,594	1,920	$13.95	$14.50	$2,922,136

			% Increase psf	3.9%

			Net Increase (AMR)		$110,327

New Leases
				Average	Annualized
		Average		New	Minimum
# of Leases	Square Feet	Size		Rent psf	Rent

104	288,341	2,773		$12.31	$3,548,401

New Leases greater than or equal to 10,000 square feet
4	67,777	16,944		$7.11	$482,216
New Leases less than 10,000 square feet
100	220,564	2,206		$13.90	$3,066,185

Lost Leases
			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent

89	205,484	2,309	$11.90		$2,445,916

Lost Leases greater than or equal to 10,000 square feet
4	60,256	15,064		$4.59	$276,554
Lost Leases less than 10,000 square feet
85	145,228	1,709		$14.94	$2,169,362

Net Absorption	82,857	New Leases - Lost Leases

Leasing Spread	54.9%	New Leases versus Lost Leases (rate psf) - greater than or equal to 10,000 sf
	-7.0%	New Leases versus Lost Leases (rate psf) - under 10,000 sf
	3.4%	New Leases versus Lost Leases (rate psf) - all leases

				Net Gain/(Loss) of AMR	$1,212,812

Retention Ratio	45.9%	Renewals / (Renewals + Lost Leases)

Page 21

EQUITY ONE, INC. AND SUBSIDIARIES
LEASING ACTIVITY
for the nine months ended September 30, 2004

Renewals
			Average	Average	Annualized
		Average	Expiring	New	Minimum
# of Leases	Square Feet	Size	Rent psf	Rent psf	Rent

290	653,506	2,253	$13.04	$13.59	$8,880,610

			% Increase psf	4.2%

			Net Increase (AMR)		$357,884

New Leases
				Average	Annualized
		Average		New	Minimum
# of Leases	Square Feet	Size		Rent psf	Rent

314	1,239,386	3,947		$10.74	$13,306,966

New Leases greater than or equal to 10,000 square feet
26	598,060	23,002		$7.67	$4,589,954
New Leases less than 10,000 square feet
288	641,326	2,227		$13.59	$8,717,012

Lost Leases
			Average		Annualized
		Average	Expiring		Minimum
# of Leases	Square Feet	Size	Rent psf		Rent

257	763,261	2,970	$10.65		$8,131,273

New Leases greater than or equal to 10,000 square feet
10	246,591	24,659	$4.34		$1,070,803
New Leases less than 10,000 square feet
247	516,670	2,092	$13.67		$7,060,470

Net Absorption	476,125	New Leases - Lost Leases

Leasing Spread	76.7%	New Leases versus Lost Leases (rate psf) - greater than or equal to 10,000 sf
	-0.6%	New Leases versus Lost Leases (rate psf) - under 10,000 sf
	0.8%	New Leases versus Lost Leases (rate psf) - all leases

				Net Gain/Loss) of AMR	$5,533,577

Retention Ratio	46.1%	Renewals / (Renewals + Lost Leases)

Page 22

EQUITY ONE, INC. AND SUBSIDIARIES
TENANT CONCENTRATION SCHEDULE
as of September 30, 2004

Tenant	Number of stores	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average minimum rent

Top ten tenants

Publix	48	2,155,645	11.0%	$15,311,340	8.5%	$7.10
Kroger	17	962,697	4.9%	7,998,271	4.4%	8.31
Winn Dixie	16	730,442	3.7%	5,059,331	2.8%	6.93
Wal-Mart	9	646,682	3.3%	2,892,980	1.6%	4.47
Kmart	6	524,937	2.7%	2,795,865	1.6%	5.33
H.E. Butt Grocery	4	256,262	1.3%	2,775,355	1.5%	10.83
Blockbuster	27	160,037	0.8%	2,431,846	1.3%	15.20
CVS Pharmacy	24	245,425	1.2%	2,381,143	1.3%	9.70
Bed Bath & Beyond	7	227,689	1.2%	2,192,856	1.2%	9.63
Food Lion/Kash n' Karry	8	294,752	1.5%	1,964,126	1.1%	6.66

Sub-total top ten tenants	166	6,204,568	31.6%	$45,803,113	25.4%	$7.38

Remaining tenants	3,201	12,070,595	61.3%	134,466,441	74.6%	11.14

Sub-total all tenants	3,367	18,275,163	92.9%	$180,269,554	100.0%	$9.86

Vacant	427	1,387,465	7.1%	NA	NA	NA

Total including vacant	3,794	19,662,628	100.0%	$180,269,554	100.0%	$9.17

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

Page 23

EQUITY ONE, INC. AND SUBSIDIARIES
EXPIRING SQUARE FOOTAGE BY TENANT TYPE
as of September 30, 2004

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

Page 24

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of September 30, 2004

ALL TENANTS
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	138	369,853	1.9%	$3,436,834	1.9%	$9.29
2004	174	528,819	2.7%	4,974,218	2.7%	9.41
2005	699	1,954,565	9.9%	22,575,257	12.2%	11.55
2006	670	2,046,445	10.4%	24,741,061	13.4%	12.09
2007	617	2,113,939	10.8%	25,007,428	13.5%	11.83
2008	381	1,581,295	8.0%	18,477,004	10.0%	11.68
2009	324	1,710,426	8.7%	16,922,815	9.2%	9.89
2010	74	680,213	3.5%	6,525,747	3.5%	9.59
2011	45	922,715	4.7%	7,098,986	3.8%	7.69
2012	42	880,194	4.5%	7,661,620	4.1%	8.70
2013	34	664,694	3.4%	6,160,217	3.3%	9.27
Thereafter	169	4,822,005	24.5%	41,057,606	22.2%	8.51

Sub-total / average	3,367	18,275,163	92.9%	$184,638,793	100.0%	$10.10

Vacant	427	1,387,465	7.1%	NA	NA	NA

Total / average	3,794	19,662,628	100.0%	$184,638,793	100.0%	$9.39

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

Page 25

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of September 30, 2004

ANCHOR TENANTS (SF >= 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	6	141,727	1.2%	$591,234	0.7%	$4.17
2004	7	216,097	1.8%	740,282	0.9%	3.43
2005	27	547,253	4.5%	2,757,957	3.4%	5.04
2006	28	695,546	5.7%	4,171,333	5.1%	6.00
2007	34	852,291	7.0%	5,716,981	7.0%	6.71
2008	29	738,876	6.1%	4,595,611	5.7%	6.22
2009	35	1,056,580	8.7%	6,551,107	8.1%	6.20
2010	21	527,193	4.3%	3,788,070	4.7%	7.19
2011	21	846,431	7.0%	5,385,087	6.6%	6.36
2012	21	797,909	6.6%	5,809,853	7.2%	7.28
2013	15	589,538	4.9%	4,590,453	5.7%	7.79
Thereafter	97	4,572,787	37.6%	36,419,308	44.9%	7.96

Sub-total / average	341	11,582,228	95.3%	$81,117,276	100.0%	$7.00

Vacant	23	567,028	4.7%	NA	NA	NA

Total / average	364	12,149,256	100.0%	$81,117,276	100.0%	$6.68

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

Page 26

EQUITY ONE, INC. AND SUBSIDIARIES
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
as of September 30, 2004

LOCAL TENANTS (SF < 10,000)
Date	Number of tenants	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	132	228,126	3.0%	$ 2,845,600	2.7%	$ 12.47
2004	167	312,722	4.2%	4,233,936	4.1%	13.54
2005	672	1,407,312	18.7%	19,817,300	19.1%	14.08
2006	642	1,350,899	18.0%	20,569,728	19.9%	15.23
2007	583	1,261,648	16.8%	19,290,447	18.6%	15.29
2008	352	842,419	11.2%	13,881,393	13.4%	16.48
2009	289	653,846	8.7%	10,371,708	10.0%	15.86
2010	53	153,020	2.0%	2,737,677	2.6%	17.89
2011	24	76,284	1.0%	1,713,899	1.7%	22.47
2012	21	82,285	1.1%	1,851,767	1.8%	22.50
2013	19	75,156	1.0%	1,569,764	1.5%	20.89
Thereafter	72	249,218	3.3%	4,638,298	4.5%	18.61

Sub-total / average	3,026	6,692,935	89.1%	$ 103,521,517	100.0%	$ 15.47

Vacant	404	820,437	10.9%	NA	NA	NA

Total / average	3,430	7,513,372	100.0%	$ 103,521,517	100.0%	$ 13.78

Note: Excludes Mandarin mini-storage facility, the industrial property, and three development land parcels.

Page 27

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
as of September 30, 2004
(in thousands, except square footage data)

Project	Location	Project Description	Target Completion Date	Estimated Cost Including Land	Funded as of 9/30/2004	Balance to Complete

Developments
Shops at St. Lucie	Port St. Lucie, FL	Develop a 20,000 sf retail center	TBD	$3,127	$1,192	$1,935
CVS Plaza	Miami, FL	Lease up the balance of this CVS drug-store anchored retail center	Fourth quarter 2004	1,900	1,704	196
Skylake	N. Miami Beach, FL	Add additional space to existing development	Fourth quarter 2004	7,738	5,866	1,872
Waterstone	Homestead, FL	Develop a supermarket anchored center	Third quarter 2005	9,635	3,587	6,048
Westridge	McDonough, GA	Develop a supermarket anchored center	Third quarter 2006	9,000	1,936	7,064
Subtotal - Developments				31,400	14,285	17,115

Major Redevelopments
Ambassador Row Courtyard	Lafayette, LA	Reconfigure part of existing center; add an outparcel and 4,000 square feet of new space	Fourth quarter 2004	2,057	1,738	319
Bandera Festival	San Antonio, TX	Lease up the balance of the reconfigured former K Mart space	Fourth quarter 2004	2,086	2,044	42
Centre Pointe Plaza	Smithfield, NC	Lease up the balance of the reconfigured former Winn Dixie space	Fourth quarter 2004	800	763	37
Eustis Square	Eustis, FL	Lease up the balance of the reconfigured former Publix space	Fourth quarter 2004	1,089	1,038	51
Oakbrook Square	North Palm Beach, FL	Lease up the balance of the reconfigured former Jacobsen space	Fourth quarter 2004	2,700	2,350	350
Salerno	Stuart, FL	Lease up the balance of this redeveloped Winn Dixie supermarket-anchored retail center	Fourth quarter 2004	5,076	4,448	628
Spalding Village	Griffin, GA	Reconfigure the former K Mart into multi-tenant space	TBD	3,586	2,907	679
Venice Plaza	Venice, FL	Expand and reconfigure the existing TJ Maxx	Fourth quarter 2004	1,471	1,303	168
Subtotal - Major Redevelopments				16,746	14,472	2,274

Outparcel Developments/Expansions
Belfair	Bluffton, SC	Prospecting for new tenant(s) on land held for development/expansion	TBD	1,315	1,315	-
Blanco	San Antonio, TX	Prospecting for new tenant(s) on land held for development/expansion	TBD	2,996	2,996	-
Bluebonnet Village	Baton Rouge, LA	Prospecting for new tenant(s) on land held for development/expansion	TBD	923	923	-
Cashmere Corners	Port St. Lucie, FL	Prospecting for one or more tenants for out parcels	TBD	480	480	-
Creekside	Arlington, TX	Prospecting for one or more tenants for out parcels	TBD	600	600	-
Copperfield	Houston, TX	Prospecting for one or more tenants for out parcels	TBD	1,065	1,065	-
Forest Village	Tallahassee, FL	Prospecting for one or more tenants for out parcels	TBD	1,622	1,622	-
Walden Woods	Plant City, FL	Develop outparcel for fast food restaurant	Fourth quarter 2004	495	495	-
Westgate	Houston, TX	Prospecting for one or more tenants for out parcels	TBD	700	700	-
Subtotal - Outparcel Developments/Expansions				10,196	10,196	-

All other development activty				3,580	3,580	-
Total - All Development Activity				$64,041	$44,652	$19,389

Page 28

EQUITY ONE, INC. AND SUBSIDIARIES
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
as of September 30, 2004
(in thousands, except square footage data)

2004 Acquisition Activity

Date Purchased	Property Name	City	State	Square Feet/ Acres	Purchase Price

Feb. 3, 2004	Bluebonnet out parcel	Baton Rouge	LA	0.9 acres	$500
Feb. 4, 2004	Pavilion Shopping Center	Naples	FL	168,005	24,200
March 24, 2004	Village Center	Southlake	TX	118,092	17,475
March 24, 2004	Creekside Plaza	Arlington	TX	101,016	14,025
March 31, 2004	Sparkleberry Square	Columbia	SC	339,051	45,150
March 31, 2004	Venice Shopping Center	Venice	FL	111,934	6,447
April 8, 2004	Windy Hill	North Myrtle Beach	SC	64,465	2,895
April 29, 2004	Hamilton out parcel	Buford	GA	0.64 acres	425
May 27, 2004	Medical & Merchants at San Pablo	Jacksonville	FL	152,761	21,980
June 2, 2004	Westgate Marketplace	Houston	TX	298,354	47,100

Total					$180,197

2004 Disposition Activity

Date Sold	Property Name	City	State	Square Feet/ Acres	Sales Price	Gain (Loss) on Sale

Feb. 23, 2004	Southwest Walgreens	Phoenix	AZ	93,402	$6,650	$2,035
June 29, 2004	Watson Central	Warner Robbins	GA	227,747	$6,000	$(483)
July 13, 2004	Plaza Del Rey	Miami	FL	50,146	$9,000	$6,197
July 19, 2004	Forrest Gallery	Tullahoma	TN	214,450	$10,500	$1,560
July 30, 2004	Epsilon (Clematis	West Palm Beach	FL	18,707	$2,650	$1,176
August 23, 2004	Miramar Outparcel	Miramar	FL	2.0	$1,500	$158
Sept. 2, 2004	Millervillage	Baton Rouge	LA	94,559	$2,700	$1,130
Sept. 24, 2004	Plymouth Park	Irving	TX	728,566	$24,000	$2,152

Total					$63,000	$13,925

Properties Held for Sale as of September 30, 2004

Property Name	City	State	Square Feet/ Acres

Gulf Gate	Naples	FL	204,551	*
East Bay	Largo	FL	85,426	*
Losco Corners	Jacksonville	FL	8,700	*
Pinhook	Lafayette	LA	194,725
City Centre Joint Venture Interest	Palm Beach Gardens	FL	93,565

Total			586,967

*Sold in October 2004

Page 29

EQUITY ONE, INC. AND SUBSIDIARIES
JOINT VENTURE INVESTMENTS
as of September 30, 2004
(in thousands, except square footage data)

Owned joint ventures *

1)	City Centre
2)	City Centre Parcel F
Palm Beach Gardens, Florida

City Centre is a 93,565 square foot office/retail center that was 90% leased as of September 30, 2004. The property is encumbered by an 8.54% fixed-rate mortgage loan with a balance of $12,794 as of September 30, 2004, which matures in April 2010. This property includes a parcel of land slated for future office development which is held in a separate joint venture. Equity One owns a 50% interest in both joint ventures.  This property was held for sale as of September 30, 2004.

*	Equity One is not considered to be the primary beneficiary and, accordingly, uses the equity method of accounting for these joint ventures.

Page 30

EQUITY ONE, INC. AND SUBSIDIARIES
ANALYST COVERAGE
as of September 30, 2004

BB&T Capital Markets	JP Morgan Securities Inc.
Stephanie M. Krewson	Michael W. Meuller, CFA
804-782-8784	212-622-6689

Rob Whittemore	Joshua Bederman
804-782-8796	212-622-6530

Bear Stearns & Co. Inc.	Legg Mason Wood Walker, Inc.
Ross Smotrich	David M. Fick, CPA
212-272-8046	410-454-5018

Amy L. Young, CFA	Nathen Isbee
212-272-3523	410-454-4143

Credit Suisse First Boston	McDonald Investments Inc.
Andrew Rosivach	Richard C. Moore II CFA
212-325-6205	216-443-2815

Jessica Tully	Richard D. Sweigard
404-897-2820	216-563-2501

Deutsche Bank Securities Inc.	Raymond James & Associates, Inc.
Louis W. Taylor	Paul D. Puryear
212-250-4912	727-567-2253

Christopher A. Capalongo	Ken Avalos
212-250-7726	727-567-2660

Friedman Billings Ramsey	UBS Securities LLC
Paul Morgan	Keith A. Mills
703-469-1255	212-713-3098

Michael Blank	Ian C. Weissman
703-469-1115	212-713-8602

Page 31

EQUITY ONE, INC. AND SUBSIDIARIES
STOCK PRICE AND VOLUME STATISTICS
for the three months ended September 30, 2004